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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                            Reported) May 19, 1999

         FINANCIAL ASSET SECURITIES CORP., (as depositor under the Trust Agreement, dated as of May 1, 1999, relating to the City Capital Home Loan Trust 1999-1, Asset Backed Notes, Series 1999-1).

                       FINANCIAL ASSET SECURITIES CORP.
                       --------------------------------
            (Exact name of registrant as specified in its charter)

            Delaware                    333-67329               06-1442101
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(State or Other Jurisdiction of        (Commission             (I.R.S. Employer
         Incorporation)                File Number)          Identification No.)

 600 Steamboat Road Greenwich,
          Connecticut                                              06830
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(Address of Principal Executive                                  (Zip Code)
            Offices)

Registrant's telephone number, including area code (203) 622-2700

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
Item 5.  Other Events.
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         On May 19, 1999, City Capital Home Loan Trust 1999-1 (the "Trust"), a
Delaware statutory business trust, for which Financial Asset Securities Corp. (the "Company") acting as depositor, issued $238,236,000 Class A Asset-Backed Notes, Series 1999-1 (the "Notes").

         In connection with the offering of the Notes, the Company entered into a Deposit Trust Agreement dated as of May 1, 1999 (the "Trust Agreement"), among the Company, as depositor, Wilmington Trust Company, as owner trustee, Norwest Bank Minnesota, National Association ("Norwest"), as trust paying agent, and City National Bank of West Virginia, as servicer. The Trust entered into an Indenture dated as of May 1, 1999 (the "Indenture") between the Trust, as issuer, and Norwest, as indenture trustee and as administrator and custodian.

         In connection with the offering of the Notes, the Company is filing herewith as Exhibits, the Trust Agreement, the Indenture and additional material contracts in connection with such offering.

Item 7.  Financial Statements, Pro Forma Financial
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                  Information and Exhibits.
                  ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibit:

           4.1    Indenture dated as of May 1, 1999.

          10.1     Deposit Trust Agreement dated as of May 1, 1999.

          10.2     Home Loan Sale Agreement made as of May 1, 1999.

          10.3     Servicing Agreement dated as of May 1, 1999.

          10.4     Financial Guaranty Insurance Policy dated May 19, 1999.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FINANCIAL ASSET SECURITIES CORP.


                                         By: /s/ John Paul Graham
                                             -----------------------------------
                                         Name:    John Paul Graham
                                         Title:   Vice President

Dated:  May 19, 1999

Exhibit Index
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Exhibit                                                                     Page
-------                                                                     ----

 4.1    Indenture dated as of May 1, 1999.

10.1     Deposit Trust Agreement dated as of May 1, 1999.

10.2     Home Loan Sale Agreement made as of May 1, 1999.

10.3     Servicing Agreement dated as of May 1, 1999.

10.4     Financial Guaranty Insurance Policy dated May 19, 1999.